UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549




                             FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934




         Date of Earliest Event Reported: February 1, 2001
                    Commission File No. 1-8968




                  ANADARKO PETROLEUM CORPORATION
        17001 Northchase Drive, Houston, Texas  77060-2141
                          (281) 875-1101



  Incorporated in the                     Employer Identification
   State of Delaware                          No. 76-0146568



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Item 5.  Other Events

On February 1, 2001, Anadarko Petroleum Corporation announced record financial results for the fourth quarter and full year 2000. The results for the year reflect the outstanding success of the merger with Union Pacific Resources, annual production levels that more than doubled and higher commodity prices for crude oil and natural gas.



Item 7(c).  Exhibits

99   Anadarko Petroleum Corporation Press Release, dated
     February 1, 2001









































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                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.


                         ANADARKO PETROLEUM CORPORATION




March 9, 2001        By:         [MICHAEL E. ROSE]

                       (Michael E. Rose, Executive Vice President,
                            Finance and Chief Financial Officer)